Exhibit 10.2

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (this “Amendment”) dated is made and entered into effective as of December 16, 2004 (the “Effective Date”), by and between TippingPoint Technologies, Inc., a Delaware corporation (the “Company”), and James A. Hamilton (“Employee” and together, the “Parties”). Any capitalized term used but not defined in this Amendment shall have the meaning given such term in the Original Agreement (as defined below).

RECITALS

The Parties previously entered into an Employment Agreement effective as of September 10, 2003, as amended by that certain First Amendment to Employment Agreement dated July 19, 2004 (the “Original Agreement”); and

The Parties now desire to amend the Original Agreement to make the changes set forth below.

AGREEMENT

For good and valuable consideration, and in consideration of the mutual covenants and conditions set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. The Parties agree that the Initial Term of the Original Agreement is extended so that such Initial Term expires on July 31, 2005 and intend that all provisions applicable to the Initial Term apply to this extended period. As such, any references in the Original Agreement to “Initial Term” or “initial term” shall mean the period beginning on September 10, 2003 and ending on July 31, 2005.

2. Except as set forth in this Amendment, the Original Agreement shall remain in full force and effect and references in the Original Agreement to “this Agreement,” “hereunder,” “herein,” “hereof,” and words of like effect shall mean the Original Agreement as amended by this Agreement.

3. This Amendment may be executed in one or more counterparts or by facsimile, each of which shall be deemed an original and all of which signed counterparts, taken together, shall constitute one instrument.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date referenced above.

TippingPoint Technologies, Inc.		“Employee”

By:	/s/ Kip McClanahan	/s/ James A. Hamilton
	Kip McClanahan	James A. Hamilton
Chief Executive Officer

[Signature Page to Second Amendment to Employment Agreement]